Exhibit 99.1
 Joseph Wagner, Ph.D.  Chief Executive OfficerSeptember 25, 2014

 OncoCyte Corporation  *  Our mission is to develop novel products for the diagnosis and treatment of cancer in order to improve both the quality and length of life of cancer patients  Internally developed cancer gene discovery platformPlatform based on extensive microarray datasetMarker discovery principle based on similarity of gene expression in embryonic development and cancerScores of potential targets identified and IP filedMultiple product opportunities  Goal: Develop and market low-cost molecular diagnostic tests for major cancers with rapid adoption by initial users followed by widespread use in large patient populations

OncoCyte Investment Opportunity

BIOTIME

Multiple clinical studies reporting by year-end 2014, coupled with very large market potential of products may yield large, near-term valuation increases

ONCOCYTE CORPORATION

- Initial clinical validation studies on three diagnostic products reporting by year-end 2014
- Novel molecular cancer diagnostics that address major unmet medical needs
- Potential for rapid initial adoption through KOL support and limitations of current diagnostic tests
- Potential for broad eventual adoption due to advantages over current screening diagnostics
- Favorable reimbursement landscape with opportunity for value-based pricing of tests
- Near-term revenue potential (12-18 months)
- Potential for products to achieve "blockbuster" status (>$1B/year)

3

OncoCyte Presentation Highlights

Our mission is to develop novel products for the diagnosis and treatment of cancer in order to improve both the quality and length of life of cancer patients

- Technology Overview
- Business Strategy
- Product Development & Marketing Path
- Product Programs
  - Breast Cancer Diagnostic
  - Bladder Cancer Diagnostic
  - Lung Cancer Diagnostic
- Reimbursement Strategy
- Upcoming Milestones

OncoCyte Technology

BIOTIME

Many of the same genes that drive embryonic development drive tumor formation and growth

ONCOCYTE CORPORATION

- A substantial proportion of the mammalian genome is exclusively activated during embryonic development
- These embryo-exclusive genes regulate:
  - Cell proliferation
  - Cell signaling
  - Organ formation
  - Angiogenesis
- Many of these genes are accessed/activated by cells after oncogenic mutation & transformation
- Many of these genes have not been previously associated with cancer


Adult Tissues
Developing Tissue & Tumors

5

OncoCyte's Product Development Path

Translating proprietary cancer marker platform into near-term revenue opportunities in oncology markets

Cancer Marker Discovery (2011-):
- Assembled >700 sample microarray dataset
- Bioinformatics generated >3000 candidate markers

Protection of Intellectual Property (2011-):
- Aggressive filings protecting all markers and all uses

Cancer Marker Validation (2012-):
- Verify gene expression using alternate methodologies
- Verify protein expression in tumor tissue

Proof of Concept in Patient Samples (2013-):
- Verify gene/protein expression in retrospective clinical sample banks
- Build candidate multiplex panels for large scale testing

Large Prospective Clinical Studies (2014-):
- Initiate larger studies in target patient populations
- Test performance of multiplex panels using platform-neutral proprietary test kits

 OncoCyte Publications  *  Validation of cancer marker biology through peer-review process  Many more to come…

 Example 1: COL10A1  *  COL10A1 is normally only expressed during embryonic development and regulates long bone mineralization  Tumors  Tumor Cell Lines  Normal Cells  Normal Tissues  Data from Illumina microarray shows high levels of COL10A1 expression in a majority of tumor samples tested with little expression in normal tissuesCOL10A1 represents a novel “pan-cancer” biomarker

 Example 2: FSIP1  *  FSIP1 is a protein normally only expressed in the tail of mature male sperm cells  Data from Illumina microarray shows high levels of FSIP1 expression in a majority of breast cancer samples tested with no expression elsewhereFSIP1 represents a novel breast cancer-specific biomarker  *  Normal Cells  Normal Tissues  Tumors  Tumor Cell Lines  Breast Tumors

 Multiplex Breast Cancer Biomarker Panel  *  Normal Donors  Breast Cancer Patients  Preliminary data compilation shows discrimination between breast cancer patient serum and normal donor serum.  Individual biomarker expression in patient samples validates microarray dataCombining individual markers demonstrates high performance of multiplex approach necessary for user adoption

 OncoCyte’s Business Formula  *  Designed to translate proprietary cancer marker platform into near-term revenue opportunities  “Listen to Your Technology”“Listen to Your Customers”Create Scalable Business ModelEarly Revenues Fund Larger Trials

"Listen to Your Technology"

BIOTIME

Technology platform defines product opportunities in subsectors of cancer diagnostics

OncoCyte Corporation

Potential products based on dataset structure:

- Screening diagnostics
- Recurrence diagnostics

Potential products based on markers:

- Breast cancer
- Colorectal/GI cancers
- Bladder/urothelial cancers
- Thyroid cancer
- Lung cancer

Potential products with low cost and ease of use:

- Blood-based tests
- Urine-based tests

"Listen to Your Customer"

BIOTIME

Physician adoption is the key barrier to entry for cancer screening diagnostics

ONCOCYTE CORPORATION

User <u>Will</u> Adopt Tests That:

- Key Opinion Leaders support
- Resolve diagnostic dilemmas
- Justify the need for procedures
- Eliminate unnecessary procedures
- Have reasonable cost/reimbursement

User <u>Will Not</u> Adopt Tests That:

- Create diagnostic ambiguity
- Replace procedures
- Create unnecessary costs

Technology alone does not drive user adoption



13

OncoCyte Products: Business Strategy

BIOTIME

How does OncoCyte identify and prioritize its products?

ONCOCYTE CORPORATION

Strategically develop diagnostic products that will be rapidly adopted and have short- and long-term revenue potential

Focus on developing products that:

- Fit with proprietary technology
- Are simple to perform and interpret
- Are relatively low cost and easy to use
- Appeal to an immediate user base
- Have long-term large market potential
- Are based on protectable/enforceable IP

Product Development & Marketing Strategy

BIOTIME

Create a scalable business model beginning with an immediate market with early adopters, successively expanding into larger opportunities

ONCOCYTE CORPORATION

Initial Use & Market:

- Early adopters with immediate needs
- Can be addressed rapidly with relatively low cost

Expanded Use & Market:

- Larger markets and user bases
- Requires additional clinical validation

Final Target Use & Market:

- Addresses very large markets and tens of thousands of users
- Requires partnerships to meet ultimate revenue goals



Initial
Expansion
Total Market

15

 Key Driver: Limitations of Current Tests  *  Initial users/use will be to clarify diagnostic dilemmas due to uncertainties in imaging and other traditional tests  Current Tests With Significant Limitations Include:Mammography for breast cancerUrine cytology for bladder cancer recurrence surveillanceLow-dose CT for lung cancer screening  Definite Negative  Definite Positive  Indeterminate  Test Score

Current Product Programs

BIOTIME

Simple, low cost cancer screens that address current unmet user needs in large patient markets

ONCOCYTE CORPORATION

ONC-BR-001:

- Blood-based breast cancer screen
- Measures sera proteins via ELISA

ONC-BL-002:

- Urine-based bladder cancer screen
- Measures RNA levels via PCR

ONC-LN-003:

- Blood-based lung cancer screen
- Measures sera proteins and/or RNA

 *  Initial test use late in diagnostic tree with progressive data driving test use earlier and earlier  ONC-LN-003: Lung Cancer Product

 *  Initial test use late in diagnostic tree with progressive data driving test use earlier and earlier  ONC-LN-003: Lung Cancer Product

ONC-LN-003: Lung Cancer Product

BIOTIME

Blood-based lung cancer screen for high-risk population

ONCOCYTE CORPORATION

Initial Use & Market:
- Radiologists/thoracic surgeons: Management of imaging positive patients
- 350K tests/year in US

Expanded Use & Market:
- Radiologists/thoracic surgeons: Management of all LDCT+ patients
- 1.75M tests/year in US

Final Target Use & Market:
- Radiologists/thoracic surgeons: Used in conjunction with/surrogate for LDCT in all high-risk patients
- >7M tests/year in US

Current Status:
- Multi-center study underway
- High interest from KoL's



$25M
$125M
$525M

20

ONC-LN-003: Lung Cancer Clinical Study

BIOTIME

Ongoing study in target population initiated by collaborators at the Wistar Institute

ONCOCYTE CORPORATION

Subjects:

- N = 600
- All high-risk, includes cancer-free, benign nodules, confirmed cancer patients

Endpoints:

- Primary: Correlation with diagnosis
- Secondary: Correlation with tumor origin, stage, grade

Sites:

- 6 total including NYU, Temple, Penn, Christiana

Timing:

- Study completed enrollment May 2014
- Sample analysis completed Sept 2014
- Initial data publication late 2014
- Study data presentations at ATS & ASCO 2015

 *  Initial test use late in diagnostic tree with progressive data driving test use earlier and earlier  ONC-BL-002: Bladder Cancer Product

 *  Initial test use late in diagnostic tree with progressive data driving test use earlier and earlier  ONC-BL-002: Bladder Cancer Product

ONC-BL-002: Bladder Cancer Diagnostic

Urine-based multiplex PCR recurrence diagnostic test

Initial Use & Market:
- Pathologist: Resolution of indeterminate cytology during recurrence surveillance
- 500K tests/year in US

Expanded Use & Market:
- Oncologist: All recurrence surveillance
- 1.5M test/year in US

Final Target Use & Market:
- Urologist: Management of hematuria
- >5M tests/year in US

Current Status:
- Ongoing patient studies in US, China
- Additional sites to be selected


$15M
$150M
$500M

24

ONC-BL-002: Bladder Cancer Clinical Studies

Multisite clinical studies in setting of surveillance cytology testing or cystoscopy

Subjects:

- N = 100/1200
- At time of surveillance cytology/cystoscopy

Endpoints:

- Correlation of markers to cytology/cystoscopy results

Sites:

- Cytopathology: Johns Hopkins
- Cystoscopy: Four large urology clinics in Texas, Ohio, Indiana and South Carolina

Timing:

- Cytopathology: Complete late 2014
- Cystoscopy: July 2015
- Data presentation at AUA & ASCO in May, 2015



25

 *  Initial test use late in diagnostic tree with progressive data driving test use earlier and earlier  ONC-BR-001: Breast Cancer Product

 *  ONC-BR-001: Breast Cancer Product  Initial test use late in diagnostic tree with progressive data driving test use earlier and earlier

ONC-BR-001: Breast Cancer Product

BIOTIME

Blood-based screening diagnostic measures sera protein biomarkers using ELISA

ONCOCYTE CORPORATION

Initial Use & Market:

- Radiologist: Management of BIRADS 3-4 patients
- 350K tests/year in US

Expanded Use & Market:

- Radiologist: In conjunction with all diagnostic mammography
- Oncologist: Recurrence surveillance
- 3M tests/year in US

Final Target Use & Market:

- PCP/Radiologists: In conjunction with or surrogate for screening mammography
- >30M tests/year in US

Current Status:

- Clinical study underway
- In discussions with additional sites



$25M
$250M
$2.5B

28

ONC-BR-001: Breast Cancer Clinical Study

BIOTIME

Prospective, multisite study in diagnostic mammography patients

ONCOCYTE CORPORATION

Subjects:

- N = 600
- At time of diagnostic mammography

Endpoints:

- Primary: Correlation with BIRADS score
- Secondary: Correlation of biomarker with pathology

Sites:

- Up to 6 total
- Currently enrolling: Ron Korn, SMIL, Scottsdale, AZ
- Abcodia providing additional samples

Timing:

- First subject enrolled early Jan 2014
- Complete study by end of 2014
- Data presentation at ACR & ASCO in May, 2015



29

Adoption Strategy

BIOTIME

Superior product at lower cost to drive rapid adoption in initial markets, followed by widespread adoption

ONCOCYTE CORPORATION

- **KOL endorsements**
  - Drive adoption within KOLs' own practices as well as among other physicians
  - Can lead to medical society recommendations
- **Strong Clinical Trial Data**
  - Supports positive health economics and patient outcomes
- **Cost effectiveness of tests**
  - Drives user willingness to acquire additional data
  - As test volume increases, adoption point becomes earlier as test accuracy gains credibility

BIOTIME

Reimbursement Strategy

Favorable reimbursement potential for multiplex molecular tests despite recent CMS changes

ONCOCYTE CORPORATION

Anticipated Reimbursement for Our Tests:

- Each test would receive new 815XX code
- April 2014 Medicare patch exempts molecular tests from pricing cuts
- Potential for value-based pricing is real
- OncoCyte would set price for first 3 quarters after launch, price negotiation with CMS regional contractors (*i.e.* Gap Filling) effective fourth quarter
- Low-cost test technology allows strong gross margins even at low reimbursement rates



31

Upcoming Development Milestones

BIOTIME

Positive clinical trial results will drive commercialization efforts with first test launch in 2015

ONCOCYTE CORPORATION

- **Q4 2014:**
  - Completion of breast, bladder and lung clinical trial enrollment and data analysis
  - Publication of lung trial results; submission of clinical study data for presentation at major oncology meetings
- **Q1 2015:**
  - Initiation of CLIA lab testing certification
  - Expansion of executive management team
- Q2 2015:
  - Presentation of breast, bladder and lung clinical trial at major oncology meetings
  - Publication of breast and bladder clinical trial data in peer-reviewed journals
- Q3 2015:
  - Assay validation completed for lead test
  - California CLIA certification obtained
- Q4 2015:
  - Commercial launch of first diagnostic test to be announced at major oncology meeting

OncoCyte: Investment Highlights

Beginning with an immediate market with early adopters, expanding into large opportunities

- Broad platform of cancer markers
- Low-cost tests using standard methods
- Potential for rapid initial adoption and broad eventual adoption
- Scalable business model:
    - Significant revenue in initial markets
    - Early revenues fund studies necessary for broader use
    - Very large long-term potential revenue opportunity